UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Name and address of agent for service)

(424) 237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Discovery Fund
Jacob Forward ETF

Annual Report
August 31, 2023

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Discovery Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Forward ETF is an exchange traded fund with the primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdowns	5
Fund Performance	9
Schedules of Investments	16
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	35
Notes to the Financial Statements	42
Report of Independent Registered
Public Accounting Firm	59
Additional Information on Fund Expenses	60
Additional Information	63

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited)

Dear Fellow Investors,

This past fiscal year began with more uncertainty than usual as the Federal Reserve ("Fed") embarked on an aggressive strategy to increase interest rates to combat rising inflation. Most of the debate around how long higher prices would continue post-COVID was put aside as it became clearer that Fed action would be necessary. Many economists proceeded to forecast a recession as the yield curve quickly became inverted. After many months of solid economic data, stock indexes eventually began to rebound in 2023, and since then have been in a relative holding pattern. During this period, a default position for many was to stick with the largest growth companies that would be insulated from most issues that would arise from higher rates or any economic slowdown that ensued. This strategy resulted in one of the narrowest market advances we have experienced in several decades, with the weightings in the top positions in most major stock indices far exceeding record levels (the Nasdaq even had to recalibrate its own large-cap market index to reduce concentration risk). More recently, while consumer spending data continues to be resilient and employment levels remain healthy, there are other signs that the lag effect of the aggressive rate hikes may finally be starting to take hold. This uncertainty, in addition to soaring yields and higher energy prices, has caused even more angst among investors.

As for the Funds, our decision to shift to smaller cap holdings did not help as investors became increasingly worried about an economic slowdown. Ironically, our expectation for this year has always been that higher long-term interest rates would be likely, but that the result would be a pivot away from the largest names that have done so well in recent years. This belief, combined with an increasing valuation discrepancy between large- and small-cap stocks, had us leaning into smaller growth opportunities even more. Although our timing has admittedly been off in this regard, we are still confident that if the Fed is truly done with rate hikes and the economy manages to avert a deep recession, the conditions are in place for the smaller cap companies we favor to significantly outperform.

Jacob Internet Fund

The Jacob Internet Fund – Investor Class was down 11.16% for the fiscal period ended August 31, 2023, while the NASDAQ Composite Index rose 19.85%. Most of this underperformance occurred over the last several months as a handful of the largest companies in the NASDAQ Composite Index surged, allowing the index to rebound back into positive territory. Small-cap stocks, especially small-cap technology companies, were unable to keep pace.

By far, the stock that had the most outsized negative effect on our performance in the fiscal period was the bitcoin bank and service provider Silvergate Capital Corp., down over 93%. Mired in a combination of turmoil in the crypto market with poor balance sheet management, Silvergate Capital Corp. found itself in a hopeless situation in which they had too many losses to absorb from necessary sales of long-dated treasuries (a precursor to the mini-banking crisis broadly felt only a few months later). Although we managed to exit the position before their shutdown and liquidation, Silvergate Capital Corp. still accounted for over half the fund’s losses in the fiscal period. The next worst-performing name in the fund was the audience measurement company comScore, Inc., down over 67% in the period. While new management refined operations and launched some intriguing new initiatives, the company is still hobbled by an onerous preferred stock holding that we are confident at some point will be rectified. Porch Group, Inc., provider of various services for the recent home buyer, was down more than 60% in the period. In many ways they have executed well in a difficult real estate market but have suffered as their insurance subsidiary has been hit with quarter after quarter of losses due mainly to weather-related issues. They have addressed this by announcing a plan to start a reciprocal exchange to get the insurance business off their books, acting solely in an agent capacity. We anticipate this to happen by year end and believe that the stock will rebound once completed. Digital Turbine, Inc., the online ad tech company, was down over 51% in the period. Succumbing to broader industry pressures, Digital Turbine, Inc. finally guided to lower results, reflecting the realities of a difficult online ad market as well as its own challenges in integrating recently acquired assets. We are still hopeful that their Single Tap initiative will start to contribute meaningfully to their financial results as many large social media companies are close to rolling out its widespread use.

Thankfully, we also had several significant positive performers that defied the general weakness in small caps and contributed positively to the fund’s performance. The best-performing stock in the period was DraftKings, Inc., up over 84% in the period. As more states approve sports gambling, DraftKings, Inc. has shown their skill in growing their customer base in an increasingly efficient manner. Where many investors were afraid that endless marketing spending would hinder their ability to ever be profitable, DraftKings, Inc. has recently become cash flow positive and cemented their position as one of likely only a few long-term winners in this lucrative

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

business. Rover Group, Inc., the online pet services provider, was up more than 77% in the period. Benefitting from post-Covid trends of more consumer travel and the gradual return to the office for pet owners, Rover Group, Inc. has seen a nice rebound in demand and revenue growth. We’ve been particularly impressed with their continued international expansion, which has not come easy for most other online service companies. Zillow Group, Inc., the dominant online real-estate portal, deftly exited their iBuying business before transaction activity slowed, which helped boost margins considerably as a result. That decision, as well as impressive cost management, led to a gain of over 55% in the period despite a challenging overall environment for real estate. Finally, we had two small acquisitions in the fiscal year, Poshmark, Inc. and Cvent Holding Corp., which were up 65% and 55%, respectively in the period.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund – Investor Class was down 3.60% through August 31, 2023, while the Russell 2000 Growth Index rose 6.78%. As we outline earlier, by far the biggest contribution to our underperformance was the broad decline in the smallest stocks that our strategies tend to favor.

As with the Internet Fund, Silvergate Capital Corp. was by far the largest contributor to our negative performance, down over 93% in the period. After Silvergate Capital Corp., Codexis, Inc., a developer of biocatalysts and enzymes, mainly for the pharmaceutical industry, was down over 75% in the period. Poor results after their success producing Paxlovid for Pfizer led to a management change and complete refocusing of their business. Subsequently, we reduced our position and are likely to exit the remaining balance as it will take several years to make this pivot, and we are not as confident in their ultimate success. Precision BioSciences, Inc., down over 71% in the period, also went through a major corporate restructuring, exiting its CAR-T oncology development with a license deal with Imugene to focus its resources on its gene editing franchise. While this change makes sense given their limited resources, investors have generally shied away from companies that have extended development paths. Amyris, Inc., down over 68% in the period, was unable to sufficiently monetize their internally developed molecules and, after we exited our position, filed for bankruptcy protection. While having some modest success developing and marketing their own beauty brands, it was not enough to overcome a heavy debt load and a need for additional capital.

The best performers in the fiscal period were mostly in the healthcare sector, with the leader by far being the acquisition of Akous by Eli Lilly, up over 293% in the period. Ideaya BioSciences, Inc., a cancer drug developer, showed very promising trial results in their lead drug for the treatment of uveal melanoma and was up over 198% in the period. Arcturus Therapeutics Holdings, Inc., up over 116% in the period, helped their funding needs by signing agreements with major Australian and Japanese drug companies (CSL and Meiji) to utilize their proprietary mRNA platform. Finally, one of the Fund’s largest holdings and biggest positive contributor was Alphatec Holdings, Inc., up over 115% in the period. Impressive growth has continued since the end of Covid as new procedures drove adoption by back surgeons to utilize more of their products, and helped the company gain meaningful market share from larger competitors.

Jacob Discovery Fund

The Jacob Discovery Fund – Investor Class was down 6.07% for the fiscal period ended August 31, 2023, while the Russell Microcap Growth Index declined 4.96%. This was a year where being small was not a good thing, and the smaller you were, the worse it was. So, on the one hand, it’s positive that the Fund, whose portfolio has one of the smallest average market caps in the small cap universe, slightly outperformed our benchmark. However, we certainly had our share of missteps, even if it is very difficult to point to company-specific news that caused the weakness in most of our bottom-performing names.

Many of our best-performing names during the year were early-stage biotech stocks, but our heavy exposure in this area was undoubtedly an overall net negative, as rising interest rates and a constrained capital market kept the focus on balance sheets. We believed coming into the year that larger pharmaceutical companies, flush with a lot of cash, facing numerous patent expirations and generally weak pipelines, would take advantage of the market weakness and dramatically increase the amount of M&A in the sector. While the number of deals and total transaction volumes have increased nicely in the past 12 months, frankly, we expected more.

That said, we did benefit from some of that increased activity, such as when our best performer Akouos, Inc., a gene therapy developer for rare ear diseases, was up 293% during the period. The self-amplifying mRNA pioneer Arcturus Therapeutics Holdings,

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Inc. was up 116% for the period, and inked a large financial partnership with a major Australia-based vaccine manufacturer that will allow the company to deliver commercialized product much faster than expected and help fund the development of the company’s earlier-stage pipeline. Meanwhile, Harrow Health, Inc., up 69% for the year, took the opposite side of the M&A story, and was an opportunistic acquirer during the year, picking up numerous orphaned assets from larger companies on the cheap, positioning itself for an exciting future as one of the leading ophthalmological drug companies.

While we have sold out of or dramatically reduced position sizes in biotech names that are going to need to repeatedly access the capital markets to get to profitability – including some of our worst performers for the period, like Athersys, Inc., down 73%, and DermTech, Inc., down 43% - we still believe that several of our beaten-down biotech holdings will prove to be attractive assets that will benefit from continued heightened M&A in the sector. In that vein, we have also recently been adding to names of drug companies that have commercialized products but are struggling to gain scale.

In technology, it was a similar mixed bag, with more winners than one might expect given the market environment and the Fund’s overall performance. On the positive side of the ledger, cash flow positive companies that benefitted from a rebound out of Covid – such as pet care marketplace Rover Group, Inc., up 78%, or casino game manufacturer Inspired Entertainment, Inc., up 26%, or cashless vending technology developer Cantaloupe, Inc., up 24% did well during the year. But as in biotech, technology companies that weren’t yet profitable and/or had problematic balance sheets, fared much worse. comScore, Inc., for instance was down almost 68% in the period, despite having a much-improved management team, and we mentioned earlier, a balance sheet that includes significant obligations to the company’s preferred shareholders. Other technology names that disappointed during the year included some previous big winners for the Fund, such as OptimizeRx Corp., which was down 46% on the year after it had trouble repeating earlier growth for its health care marketing messaging technology; and Identiv, Inc., which was down 45% on the year after seeing some of its innovative RFID projects get delayed.

Jacob Forward ETF

The Jacob Forward ETF at market price was down 7.12% for the fiscal period ended August 31, 2023, while the S&P 500 Index rose 15.94%. As we outlined in the beginning of this letter, it is not surprising that a large-cap diversified index like the S&P 500 would outperform during difficult market conditions where many investors continue to shy away from the smaller, more aggressive growth companies we favor.

As the Jacob Forward ETF combines and incorporates many of the same top holdings as our other three strategies, the best- and worst-performing positions were very similar to the abovementioned holdings. Silvergate Capital Corp., Codexis, Inc. and Amaris, Inc. had the biggest declines in the period, down 93%, 75% and 68%, respectively. Ideaya Biosciences, Inc., Arcturus Therapeutics Holdings, Inc. and Alphatec Holdings, Inc. were the top performers in the period, up 198%, 116% and 115% respectively. Please refer to above for additional commentary on each.

In terms of looking ahead, we remain on the lookout for high-quality, high-growth names that have been beaten down and/or ignored by a market seemingly only interested in the safest and largest of companies. Even in such an environment, we believe there will continue to be opportunities to invest in attractive, early-stage companies with bright futures, trading at extremely reasonable valuations. As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders. Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Past performance is not a guarantee of future results.

Performance data reflects fee waivers, as applicable, and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the internet area, particularly with respect to smaller capitalized companies and the high volatility of internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedules of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2023
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2023
(as a percentage of total investments)
(Unaudited)

JACOB DISCOVERY FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2023
(as a percentage of total investments)
(Unaudited)

JACOB FORWARD ETF
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2023
(as a percentage of total investments)
(Unaudited)

Fund Performance
Comparison of $100,000 Investment in
Jacob Internet Fund Institutional Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Since Inception
Jacob Internet Fund Institutional Class	-10.74%	-37.65%
S&P 500¨ Index	15.94%	-1.67%
NASDAQ Composite Index	19.85%	-5.50%
NASDAQ Internet Index	26.94%	-15.24%

The Standard & Poor’s 500¨ Index (S&P 500¨) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on December 31, 2021 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Internet Fund Investor Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Five Year	Ten Year
Jacob Internet Fund Investor Class	-11.16%	3.01%	9.38%
S&P 500¨ Index	15.94%	11.12%	12.81%
NASDAQ Composite Index	19.85%	12.58%	15.78%
NASDAQ Internet Index	26.94%	3.81%	11.95%

The Standard & Poor’s 500¨ Index (S&P 500¨) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2013 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Five Year	Ten Year
Jacob Small Cap Growth Fund Institutional Class	-3.35%	-4.30%	2.80%
Russell 2000 Growth Index	6.78%	2.46%	8.17%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on August 31, 2013 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Five Year	Ten Year
Jacob Small Cap Growth Fund Investor Class	-3.60%	-4.57%	2.51%
Russell 2000 Growth Index	6.78%	2.46%	8.17%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2013 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Discovery Fund Institutional Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Five Year	Ten Year
Jacob Discovery Fund Institutional Class	-5.80%	6.39%	6.96%
Russell Microcap Growth Index	-4.96%	-1.98%	4.60%
Russell 2000 Growth Index	6.78%	2.46%	8.17%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on August 31, 2013 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Discovery Fund Investor Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Five Year	Ten Year
Jacob Discovery Fund Investor Class	-6.07%	6.13%	6.68%
Russell Microcap Growth Index	-4.96%	-1.98%	4.60%
Russell 2000 Growth Index	6.78%	2.46%	8.17%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2013 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Forward ETF vs. S&P 500¨ Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2023
	One Year	Since Inception
Jacob Forward ETF
NAV Return	-6.96%	-32.59%
Market Price Return	-7.12%	-32.57%
S&P 500¨ Index	15.94%	3.11%

The Standard & Poor’s 500¨ Index (S&P 500¨) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses. An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on July 13, 2021 (commencement of operations) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2023

Shares				Value
	COMMON STOCKS		98.5%
	Auto Dealers & Gasoline Stations	2.9%
38,200	Autohome, Inc.—ADR^			$1,103,980
150,000	TrueCar, Inc.*			358,500
				1,462,480
	Business Services	9.9%
955,000	comScore, Inc.*			668,404
228,246	Digital Turbine, Inc.*			2,033,672
213,275	OptimizeRx Corp.*			1,817,103
375,000	Zhihu, Inc.—ADR*^			378,750
				4,897,929
	Calculating & Accounting
	Machines (No Electronic Computers)	3.9%
242,200	Cantaloupe, Inc.*			1,918,224
	Communications Equipment	2.0%
407,918	Powerfleet, Inc.*			1,003,478
	Computer Communications Equipment	2.8%
353,600	Lantronix, Inc.*			1,379,040
	Computer Peripheral Equipment	4.5%
272,726	Identiv, Inc.*			2,252,717
	Computer Processing & Data Preparation	11.2%
10,000	Alibaba Group Holding Ltd.—ADR*^			929,000
92,700	Doximity, Inc.—Class A*			2,209,968
300,000	HUYA, Inc.—ADR*^			804,000
27,900	JOYY, Inc.—ADR^			957,528
309,000	Nextdoor Holdings, Inc.*			670,530
				5,571,026
	Computer Programming Services	8.3%
60,000	HashiCorp, Inc.—Class A*			1,749,600
37,100	Twilio, Inc.—Class A*			2,363,641
				4,113,241
	Computer Programming, Data Processing, Etc.	17.3%
36,000	Braze, Inc.—Class A*			1,665,360
50,800	Cloudflare, Inc.—Class A*			3,303,524
40,100	Confluent, Inc.—Class A*			1,326,909
5,927	MongoDB, Inc.*			2,259,965
				8,555,758
	Finance Services	4.5%
39,000	Block, Inc.*			2,248,350

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	COMMON STOCKS—(Continued)		98.5%
	Miscellaneous Amusement & Recreation	11.9%
109,800	DraftKings, Inc.*			$3,255,570
199,743	Inspired Entertainment, Inc.*			2,632,613
				5,888,183
	Patent Owners & Lessors	2.8%
197,911	Immersion Corp.			1,389,335
	Personal Services	6.0%
102,100	Hello Group, Inc.—ADR^			881,123
68,400	Rover Group, Inc.*			463,068
505,000	WM Technology, Inc.*			767,600
19,900	Yelp, Inc.*			852,715
				2,964,506
	Real Estate	5.6%
33,903	Leju Holdings Ltd.—ADR*^			66,450
1,287,600	Porch Group, Inc.*			1,088,022
30,575	Zillow Group, Inc.—Class C*			1,594,792
				2,749,264
	Schools & Educational Services	0.6%
5,350	New Oriental Education & Technology Group, Inc.—ADR*^			290,184
	Semiconductors & Related Devices	4.3%
119,600	Atomera, Inc.*			760,656
13,930	Impinj, Inc.*			927,320
157,817	Transphorm, Inc.*			430,840
				2,118,816
	TOTAL COMMON STOCKS (Cost $51,036,910)			48,802,531

	MONEY MARKET FUND		0.9%
447,668	First American Government Obligations Fund—Class X, 5.25%(a)			447,668
	TOTAL MONEY MARKET FUND (Cost $447,668)			447,668
	TOTAL INVESTMENTS (Cost $51,484,578)—99.4%			49,250,199
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.6%			289,445
	TOTAL NET ASSETS—100.0%			$49,539,644

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission's Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day effective yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2023

Shares				Value
	COMMON STOCKS		99.0%
	Auto Dealers & Gasoline Stations	2.1%
5,400	Autohome, Inc.—ADR^			$156,060
	Biological Products (No Diagnostic Substances)	7.2%
3,400	Beam Therapeutics, Inc.*			78,812
2,800	CRISPR Therapeutics AG*^			140,028
1,972	Krystal Biotech, Inc.*			245,475
132,712	Precision BioSciences, Inc.*			61,379
				525,694
	Business Services	8.2%
32,447	Digital Turbine, Inc.*			289,103
30,135	OptimizeRx Corp.*			256,750
50,000	Zhihu, Inc.—ADR*^(a)			50,500
				596,353
	Calculating & Accounting
	Machines (No Electronic Computers)	3.8%
34,769	Cantaloupe, Inc.*			275,370
	Computer Processing & Data Preparation	10.9%
138,000	DouYu International Holdings Ltd.—ADR*^			140,760
12,900	Doximity, Inc.—Class A*			307,536
41,800	HUYA, Inc.—ADR*^			112,024
3,850	JOYY, Inc.—ADR ^			132,132
45,500	Nextdoor Holdings, Inc.*			98,735
				791,187
	Computer Programming Services	3.4%
8,600	HashiCorp, Inc.—Class A*			250,776
	Computer Programming, Data Processing, Etc.	5.8%
5,000	Braze, Inc.—Class A*			231,300
5,800	Confluent, Inc.—Class A*			191,922
				423,222
	Family Clothing Stores	0.7%
2,869	American Eagle Outfitters, Inc.			48,658
	Industrial Organic Chemicals	0.5%
20,146	Codexis, Inc.*			35,054
	Medical Laboratories	2.4%
18,517	CareDx, Inc.*			172,393
	Miscellaneous Amusement & Recreation	11.6%
15,700	DraftKings, Inc.*			465,505
28,292	Inspired Entertainment, Inc.*			372,888
				838,393

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	COMMON STOCKS—(Continued)		99.0%
	Motion Picture & Video Tape Production	4.2%
140,000	Thunderbird Entertainment Group, Inc.*^			$308,000
	Patent Owners & Lessors	2.8%
28,591	Immersion Corp.			200,709
	Personal Services	5.6%
14,600	Hello Group, Inc.—ADR^			125,998
9,000	Rover Group, Inc.*			60,930
65,003	WM Technology, Inc.*			98,805
2,768	Yelp, Inc.*			118,609
				404,342
	Pharmaceutical Preparations	14.7%
3,400	Apellis Pharmaceuticals, Inc.*			143,514
1,130	Arcturus Therapeutics Holdings, Inc.*			34,296
21,228	Harrow Health, Inc.*			322,029
98,197	Heron Therapeutics, Inc.*			161,043
8,449	Ideaya Biosciences, Inc.*			248,063
4,300	Schrodinger, Inc.*			158,627
				1,067,572
	Real Estate	2.1%
177,289	Porch Group, Inc.*			149,809
	Schools & Educational Services	0.6%
750	New Oriental Education & Technology Group, Inc.—ADR*^			40,680
	Semiconductors & Related Devices	1.8%
1,914	Impinj, Inc.*			127,415
	Surgical & Medical Instruments & Apparatus	10.6%
24,463	Alphatec Holdings, Inc.*			399,970
38,000	Tela Bio, Inc.*			367,080
				767,050
	TOTAL COMMON STOCKS (Cost $7,028,726)			7,178,737

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	MONEY MARKET FUND		0.9%
62,453	First American Government Obligations Fund—Class X, 5.25%(b)			$62,453
	TOTAL MONEY MARKET FUND (Cost $62,453)			62,453

	COLLATERAL FOR SECURITIES ON LOAN		0.5%
	Money Market Fund	0.5%
37,125	First American Government Obligations Fund—Class X, 5.25%(b)			37,125
	TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $37,125)			37,125
	TOTAL INVESTMENTS (Cost $7,128,304)—100.4%			7,278,315
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.4)%			(30,101)
	TOTAL NET ASSETS—100.0%			$7,248,214

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission's Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	All or a portion of this security is on loan.
(b)	7-day effective yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2023

Shares				Value
	COMMON STOCKS		98.0%
	Advertising	1.2%
114,650	IZEA Worldwide, Inc.*(a)			$259,682
	Auto Dealers & Gasoline Stations	1.1%
100,000	TrueCar, Inc.*			239,000
	Biological Products (No Diagnostic Substances)	1.3%
1,410	Krystal Biotech, Inc.*			175,517
257,700	Precision BioSciences, Inc.*			119,186
				294,703
	Business Services	5.6%
556,100	comScore, Inc.*			389,214
84,654	OptimizeRx Corp.*			721,252
150,000	Zhihu, Inc.—ADR*^(a)			151,500
				1,261,966
	Calculating & Accounting
	Machines (No Electronic Computers)	3.8%
106,325	Cantaloupe, Inc.*			842,094
	Communications Equipment	2.8%
251,121	Powerfleet, Inc.*			617,758
	Computer Communications Equipment	3.7%
211,679	Lantronix, Inc.*			825,548
	Computer Peripheral Equipment	5.2%
140,555	Identiv, Inc.*			1,160,984
	Computer Processing & Data Preparation	7.2%
210,000	DouYu International Holdings Ltd.—ADR*^			214,200
50,000	HUYA, Inc.—ADR*^			134,000
84,000	Nextdoor Holdings, Inc.*			182,280
119,512	Park City Group, Inc.			1,076,803
				1,607,283
	Functions Related to Depository Banking	2.8%
379,100	Usio, Inc.*			621,724
	Gold and Silver Ores	2.3%
884,300	Solitario Zinc Corp.*			521,737
	Help Supply Services	4.9%
50,954	Hudson Global, Inc.*			1,085,320
	Industrial Organic Chemicals	0.9%
111,875	Codexis, Inc.*			194,662

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	COMMON STOCKS—(Continued)		98.0%
	Medical Laboratories	2.8%
66,209	Celcuity, Inc.*(a)			$630,310
	Metal Mining	1.9%
289,950	Western Copper & Gold Corp.*^(a)			426,227
	Mining & Quarrying of Nonmetallic Mineral (No Fuels)	2.0%
524,480	Azimut Exploration, Inc.*^			437,941
	Miscellaneous Amusement & Recreation	4.7%
79,336	Inspired Entertainment, Inc.*			1,045,648
	Motion Picture & Video Tape Production	6.2%
625,135	Thunderbird Entertainment Group, Inc.*^			1,375,297
	Patent Owners & Lessors	3.0%
94,182	Immersion Corp.			661,158
	Personal Services	2.3%
24,350	Rover Group, Inc.*			164,850
231,440	WM Technology, Inc.*			351,789
				516,639
	Pharmaceutical Preparations	14.4%
6,970	Arcturus Therapeutics Holdings, Inc.*			211,539
227,500	Columbia Care, Inc.*			164,846
178,730	DiaMedica Therapeutics, Inc.*			527,254
61,411	Harrow Health, Inc.*			931,605
116,960	Heron Therapeutics, Inc.*			191,814
24,785	Ideaya Biosciences, Inc.*			727,688
15,655	NeuBase Therapeutics, Inc.*			15,185
75,168	Omeros Corp.*(a)			260,081
50,000	SCYNEXIS, Inc.*			176,000
				3,206,012
	Real Estate	1.0%
276,550	Porch Group, Inc.*			233,685
	Semiconductors & Related Devices	3.4%
71,800	Atomera, Inc.*			456,648
660	Impinj, Inc.*			43,936
95,267	Transphorm, Inc.*			260,079
				760,663
	State Commercial Banks	1.2%
175,000	BM Technologies, Inc.*(a)			280,000

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	COMMON STOCKS—(Continued)		98.0%
	Surgical & Medical Instruments & Apparatus	12.3%
64,200	Alphatec Holdings, Inc.*			$1,049,670
197,940	CytoSorbents Corp.*			510,685
121,775	Tela Bio, Inc.*			1,176,347
				2,736,702
	TOTAL COMMON STOCKS (Cost $31,072,066)			21,842,743

	PREFERRED STOCK		0.0%
	Advertising Agencies	0.0%
368,541	SRAX, Inc.*			3,169
	TOTAL PREFERRED STOCK (Cost $18,016)			3,169

	MONEY MARKET FUND		0.7%
149,868	First American Government Obligations Fund—Class X, 5.25%(b)			149,868
	TOTAL MONEY MARKET FUND (Cost $149,868)			149,868

	COLLATERAL FOR SECURITIES ON LOAN		6.4%
	Money Market Fund	6.4%
1,416,948	First American Government Obligations Fund—Class X, 5.25%(b)			1,416,948
	TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $1,416,948)			1,416,948
	TOTAL INVESTMENTS (Cost $32,656,898)—105.1%			23,412,728
	LIABILITIES IN EXCESS OF OTHER ASSETS—(5.1)%			(1,129,621)
	TOTAL NET ASSETS—100.0%			$22,283,107

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission's Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	All or a portion of this security is on loan.
(b)	7-day effective yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+)
August 31, 2023

Shares				Value
	COMMON STOCKS		99.9%
	Auto Dealers & Gasoline Stations	2.1%
2,030	Autohome, Inc.—ADR^			$58,667
	Biological Products (No Diagnostic Substances)	7.1%
1,429	Beam Therapeutics, Inc.*			33,124
1,203	CRISPR Therapeutics AG*^			60,162
865	Krystal Biotech, Inc.*			107,675
				200,961
	Business Services	7.8%
12,096	Digital Turbine, Inc.*			107,775
11,316	OptimizeRx Corp.*			96,412
16,500	Zhihu, Inc.—ADR*^(a)			16,665
				220,852
	Computer Processing & Data Preparation	10.1%
543	Alibaba Group Holding Ltd.—ADR*^			50,445
4,720	Doximity, Inc.—Class A*			112,525
15,210	HUYA, Inc.—ADR*^			40,763
1,430	JOYY, Inc.—ADR^			49,078
16,139	Nextdoor Holdings, Inc.*			35,022
				287,833
	Computer Programming Services	7.7%
3,235	HashiCorp, Inc.—Class A*			94,333
1,965	Twilio, Inc.—Class A*			125,190
				219,523
	Computer Programming, Data Processing, Etc.	15.6%
1,736	Braze, Inc.—Class A*			80,307
2,746	Cloudflare, Inc.—Class A*			178,572
2,070	Confluent, Inc.—Class A*			68,496
305	MongoDB, Inc.*			116,296
				443,671
	Finance Services	4.2%
2,044	Block, Inc.*			117,837
	Industrial Organic Chemicals	0.5%
9,000	Codexis, Inc.*			15,660
	Medical Laboratories	2.5%
7,658	CareDx, Inc.*			71,296

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	COMMON STOCKS—(Continued)		99.9%
	Miscellaneous Amusement & Recreation	11.0%
5,886	DraftKings, Inc.*			$174,520
10,325	Inspired Entertainment, Inc.*			136,084
				310,604
	Personal Services	2.3%
5,300	Hello Group, Inc.—ADR^			45,739
2,980	Rover Group, Inc.*			20,175
				65,914
	Pharmaceutical Preparations	16.1%
1,450	Apellis Pharmaceuticals, Inc.*			61,205
577	Arcturus Therapeutics Holdings, Inc.*			17,512
9,140	Harrow Health, Inc.*			138,653
41,183	Heron Therapeutics, Inc.*			67,540
3,569	Ideaya Biosciences, Inc.*			104,786
1,815	Schrodinger, Inc.*			66,955
				456,651
	Real Estate	4.8%
63,908	Porch Group, Inc.*			54,002
1,570	Zillow Group, Inc.—Class C*			81,891
				135,893
	Schools & Educational Services	0.4%
205	New Oriental Education & Technology Group, Inc.—ADR*^			11,119
	Semiconductors & Related Devices	1.7%
705	Impinj, Inc.*			46,932
	Surgical & Medical Instruments & Apparatus	6.0%
10,385	Alphatec Holdings, Inc.*			169,795
	TOTAL COMMON STOCKS (Cost $4,152,269)			2,833,208

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2023

Shares				Value
	MONEY MARKET FUND		0.2%
4,682	First American Government Obligations Fund—Class X, 5.25%(b)			$4,682
	TOTAL MONEY MARKET FUND (Cost $4,682)			4,682

	COLLATERAL FOR SECURITIES ON LOAN		0.5%
	Money Market Fund	0.5%
14,125	First American Government Obligations Fund—Class X, 5.25%(b)			14,125
	TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $14,125)			14,125
	TOTAL INVESTMENTS (Cost $4,171,076)—100.6%			2,852,015
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.6)%			(17,282)
	TOTAL NET ASSETS—100.0%			$2,834,733

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission's Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	All or a portion of this security is on loan.
(b)	7-day effective yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

			Jacob
	Jacob		Small Cap		Jacob
	Internet Fund		Growth Fund		Discovery Fund
Assets:
Investments, at value (cost $51,484,578, $7,128,304 and $32,656,898, respectively)	$49,250,199		$7,278,315	*	$23,412,728	*
Receivable for capital shares sold	1,123		500		11,072
Receivable for investments sold	416,641		59,264		332,997
Receivable for securities lending income	13		11		5,007
Dividend and interest receivable	405		104		1,598
Prepaid expenses and other assets	18,221		9,833		12,676
Total Assets	49,686,602		7,348,027		23,776,078

Liabilities:
Collateral on securities loaned	—		37,125		1,416,948
Payable for securities purchased	—		9,160		—
Payable for capital shares repurchased	569		9,919		9,161
Payable for investment adviser fees	53,443		—		6,211
Payable for distribution and shareholder
servicing expenses – Investor Class (see Note 7)	10,687		650		2,743
Accrued accounting fees	6,269		5,945		5,999
Accrued administration fees	9,898		7,699		8,235
Accrued audit fees	15,500		15,500		15,500
Accrued directors fees	15,110		2,289		8,234
Accrued legal fees	3,332		315		1,039
Accrued transfer agent fees	21,031		8,176		12,991
Accrued expenses and other liabilities	11,119		3,035		5,910
Total Liabilities	146,958		99,813		1,492,971
Net Assets	$49,539,644		$7,248,214		$22,283,107

Net Assets Consist Of:
Capital stock	$64,044,979		$9,823,313		$52,347,938
Total accumulated losses	(14,505,335)		(2,575,099)		(30,064,831)
Total Net Assets	$49,539,644		$7,248,214		$22,283,107

Institutional Class
Net Assets	$5,013		$4,261,485		$10,012,973
Shares outstanding(1)	1,159		255,027		434,164
Net asset value, redemption price and offering price per share(2)	$4.32	(3)	$16.71		$23.06

Investor Class
Net Assets	$49,534,631		$2,986,729		$12,270,134
Shares outstanding(1)	11,509,982		185,772		591,339
Net asset value, redemption price and offering price per share(2)	$4.30		$16.08		$20.75
_______________

*	Includes loaned securities with market value totaling $29,997 and $1,295,661 for the Jacob Small Cap Growth Fund and Jacob Discovery Fund, respectively.
(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.
(3)	Does not calculate due to rounding.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
August 31, 2023

	Jacob
	Forward ETF
Assets:
Investments, at value (cost $4,171,076)	$2,852,015	*
Receivable for investments sold	15,470
Dividend and interest receivable	18
Receivable for securities lending income	4
Total Assets	2,867,507

Liabilities:
Collateral on securities loaned	14,125
Payable for securities purchased	17,795
Payable for investment adviser fees	854
Total Liabilities	32,774
Commitments and contingencies (Notes 2/10)

Net Assets	$2,834,733

Net Assets Consist Of:
Capital stock	$6,890,980
Total accumulated losses	(4,056,247)
Total Net Assets	$2,834,733

Net Asset Value
Net Assets	$2,834,733
Shares outstanding(1)	330,000
Net asset value, redemption price and offering price per share	$8.59
_______________

*	Includes loaned securities with market value totaling $11,413.
(1)	20 billion shares of $0.001 par value authorized for the Trust.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Investment Income:
Dividend income	$176,385	$28,296	$37,659
Interest income	6,042	3,221	33,813
Securities lending income	8,663	846	21,058
Total Investment Income	191,090	32,363	92,530

Expenses:
Investment adviser fees	656,733	63,547	311,099
Distribution and shareholder servicing expenses – Investor Class (See Note 7)	183,751	11,525	58,501
Administration fees	66,135	51,817	54,405
Fund accounting fees	37,137	35,452	35,667
Transfer agent fees	128,877	50,181	84,143
Custody fees	6,143	6,119	8,078
Federal and state registration	40,844	34,322	34,928
Insurance expense	6,167	813	3,839
Audit fees	15,000	15,000	15,000
Legal fees	110,562	16,680	58,620
Printing and mailing of reports to shareholders	20,323	2,429	9,700
Directors' fees	56,012	8,647	30,076
Miscellaneous expenses	6,829	3,417	3,812
Total Expenses	1,334,513	299,949	707,868
Expense Waiver (See Note 6)	—	(63,547)	(75,376)
Distribution and Shareholder Servicing Expense
Waiver – Investor Class (See Note 7)	(52,500)	(3,293)	(16,715)
Net Expenses	1,282,013	233,109	615,777
Net Investment Loss	(1,090,923)	(200,746)	(523,247)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(9,833,400)	(1,336,688)	(6,780,618)
Foreign Currency Transactions	—	—	34
Net change in net unrealized appreciation (depreciation) on investments	3,978,901	1,249,457	5,310,117
Net realized and unrealized loss on investments	(5,854,499)	(87,231)	(1,470,467)
Net Decrease in Net Assets Resulting from Operations	$(6,945,422)	$(287,977)	$(1,993,714)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF OPERATIONS (Continued)
For the Year Ended August 31, 2023

Jacob
Forward ETF
Investment Income:
Dividend income	$6,069
Interest income	132
Securities lending income	173
Total Investment Income	6,374

Expenses:
Investment adviser fees	22,588
Net Expenses	22,588
Net Investment Loss	(16,214)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(1,721,895)
In-kind redemptions	77,369
Net change in net unrealized appreciation (depreciation) on investments	1,401,376
Net realized and unrealized loss on investments	(243,150)
Net Decrease in Net Assets Resulting from Operations	$(259,364)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
Operations:
Net investment loss	$(1,090,923)	$(2,268,894)
Net realized gain (loss) on investment transactions	(9,833,400)	2,592,203
Net change in net unrealized appreciation (depreciation) on investments	3,978,901	(79,541,319)
Net decrease in net assets resulting from operations	(6,945,422)	(79,218,010)

Distributions to Shareholders:
Investor Class	—	(4,453,876)
Decrease in net assets resulting from distributions paid	—	(4,453,876)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	1,342,164	16,359,990
Proceeds from reinvestment of distributions	—	4,330,889
Cost of shares redeemed	(8,091,604)	(43,936,950)
Redemption fees	5,207	28,246
Net decrease in net assets resulting from capital share transactions	(6,744,233)	(23,217,825)

Net Decrease in Net Assets	(13,689,655)	(106,889,711)
Net Assets:
Beginning of year	63,229,299	170,119,010
End of year	$49,539,644	$63,229,299

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
Operations:
Net investment loss	$(200,746)	$(299,644)
Net realized loss on investment transactions	(1,336,688)	(261,815)
Net change in net unrealized appreciation (depreciation) on investments	1,249,457	(10,710,244)
Net decrease in net assets resulting from operations	(287,977)	(11,271,703)

Distributions to Shareholders:
Institutional Class	—	(1,585,241)
Investor Class	—	(1,165,724)
Decrease in net assets resulting from distributions paid	—	(2,750,965)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	109,455	1,052,272
Proceeds from reinvestment of distributions	—	2,670,273
Cost of shares redeemed	(1,118,319)	(11,322,982)
Redemption fees	140	2,148
Net decrease in net assets resulting from capital share transactions	(1,008,724)	(7,598,289)

Net Decrease in Net Assets	(1,296,701)	(21,620,957)
Net Assets:
Beginning of year	8,544,915	30,165,872
End of year	$7,248,214	$8,544,915

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
Operations:
Net investment loss	$(523,247)	$(1,367,464)
Net realized gain (loss) on:
Investments	(6,780,618)	(13,001,020)
Foreign Currency Transactions	34	—
Net change in net unrealized appreciation (depreciation) on investments	5,310,117	(29,343,489)
Net decrease in net assets resulting from operations	(1,993,714)	(43,711,973)

Distributions to Shareholders:
Institutional Class	—	(585,464)
Investor Class	—	(1,576,154)
Decrease in net assets resulting from distributions paid	—	(2,161,618)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	5,170,016	30,693,560
Proceeds from reinvestment of distributions	—	1,983,979
Cost of shares redeemed	(16,069,451)	(63,489,650)
Redemption fees	4,772	23,860
Net decrease in net assets resulting from capital share transactions	(10,894,663)	(30,788,251)

Net Decrease in Net Assets	(12,888,377)	(76,661,842)
Net Assets:
Beginning of year	35,171,484	111,833,326
End of year	$22,283,107	$35,171,484

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
Operations:
Net investment loss	$(16,214)	$(40,061)
Net realized gain (loss) on:
Investments	(1,721,895)	(1,096,451)
In-kind redemptions	77,369	73,770
Net change in net unrealized appreciation (depreciation) on investments	1,401,376	(3,238,250)
Net decrease in net assets resulting from operations	(259,364)	(4,300,992)

Distributions to Shareholders:
Dividends and distributions to shareholders	—	(26,864)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	174,810	1,203,095
Proceeds from reinvestment of distributions	—	—
Cost of shares redeemed	(496,908)	(997,390)
Transaction fees (Note 3)	—	43
Net increase (decrease) in net assets resulting from capital share transactions	(322,098)	205,748

Net Decrease in Net Assets	(581,462)	(4,122,108)
Net Assets:
Beginning of year	3,416,195	7,538,303
End of year	$2,834,733	$3,416,195

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

	Year Ended	Period Ended
	August 31, 2023	August 31, 2022(1)
Per Share Data:
Net asset value, beginning of year/period	$4.84	$9.48

Loss from investment operations:
Net investment loss(2)	(0.09)	(0.08)
Net realized and unrealized loss on investment transactions	(0.43)	(4.56)
Total from investment operations	(0.52)	(4.64)
Paid in capital from redemption fees(3)	0.00 (4)	0.00	(4)
Net asset value, end of year/period	$4.32	$4.84

Total return	-10.74%	-49.00	%(6)

Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$5	$133
Ratio of operating expenses to average net assets(7)	2.14%	1.99	%(5)
Ratio of net investment loss to average net assets(7)	(2.08)%	(2.01	)%(5)
Portfolio turnover rate	45%	42	%(6)
_______________

(1)	Commencement of investment operations on December 31, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year/period.
(3)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year/period.
(4)	Less than $0.01 per share.
(5)	Annualized.
(6)	Not annualized.
(7)
For the period December 31, 2021 (inception date) through January 5, 2024, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund's average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.65%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$4.84	$10.63	$7.18	$5.22	$5.40

Income (loss) from investment operations:
Net investment loss(1)	(0.09)	(0.16)	(0.19)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	(0.45)	(5.34)	4.81	2.65	0.29
Total from investment operations	(0.54)	(5.50)	4.62	2.53	0.19
Less distributions from net realized gains	—	(0.29)	(1.19)	(0.57)	(0.37)
Paid in capital from redemption fees(2)	0.00 (3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)
Net asset value, end of year	$4.30	$4.84	$10.63	$7.18	$5.22

Total return	-11.16%	-53.13%	71.34%	55.45%	4.61%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$49,535	$63,096	$170,119	$69,126	$49,766
Ratio of gross operating expenses (prior to waivers) to average net assets	2.54%	2.12%	2.03%	2.60%	2.42%
Ratio of net operating expenses (after waivers) to average net assets(4)	2.44%	2.02%	1.93%	2.50%	2.32%
Ratio of net investment loss (prior to waivers) to average net assets	(2.18)%	(2.11)%	(1.98)%	(2.52)%	(2.18)%
Ratio of net investment loss (after waivers) to average net assets(4)	(2.08)%	(2.01)%	(1.88)%	(2.42)%	(2.08)%
Portfolio turnover rate	45%	42%	44%	52%	50%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
For the period September 1, 2011 through January 5, 2024, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund's average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$17.29	$43.52	$30.80	$23.91	$28.81

Income (loss) from investment operations:
Net investment loss(1)	(0.41)	(0.52)	(0.68)	(0.42)	(0.39)
Net realized and unrealized gain (loss) on investment transactions	(0.17)	(20.09)	18.37	7.98	(4.26)
Total from investment operations	(0.58)	(20.61)	17.69	7.56	(4.65)
Less distributions from net realized gains	—	(5.62)	(5.02)	(0.67)	(0.25)
Paid in capital from redemption fees(2)	0.00 (3)	0.00 (3)	0.05	0.00 (3)	—
Net asset value, end of year	$16.71	$17.29	$43.52	$30.80	$23.91

Total return	-3.35%	-53.74%	62.04%	32.23%	-16.17%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,261	$5,057	$12,782	$12,799	$10,825
Ratio of gross operating expenses (prior to waiver) to average net assets	3.63%	2.46%	1.84%	2.56%	2.22%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.83%	1.95%	1.74%	1.95%	1.95%
Ratio of net investment loss (prior to waiver) to average net assets	(3.23)%	(2.37)%	(1.80)%	(2.32)%	(1.81)%
Ratio of net investment loss (after waiver) to average net assets(4)	(2.43)%	(1.86)%	(1.70)%	(1.71)%	(1.54)%
Portfolio turnover rate	64%	45%	71%	89%	88%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$16.68	$42.33	$30.14	$23.48	$28.36

Income (loss) from investment operations:
Net investment loss(1)	(0.44)	(0.61)	(0.76)	(0.49)	(0.46)
Net realized and unrealized gain (loss) on investment transactions	(0.16)	(19.42)	17.92	7.82	(4.19)
Total from investment operations	(0.60)	(20.03)	17.16	7.33	(4.65)
Less distributions from net realized gains	—	(5.62)	(5.02)	(0.67)	(0.25)
Paid in capital from redemption fees(2)	0.00 (3)	0.00 (3)	0.05	0.00 (3)	0.02
Net asset value, end of year	$16.08	$16.68	$42.33	$30.14	$23.48

Total return	-3.60%	-53.90%	61.60%	31.83%	-16.35%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$2,987	$3,488	$17,384	$5,037	$4,538
Ratio of gross operating expenses (prior to waiver) to average net assets	3.98%	2.70%	2.07%	2.91%	2.57%
Ratio of net operating expenses (after waiver) to average net assets(4)	3.08%	2.25%	1.93%	2.25%	2.25%
Ratio of net investment loss (prior to waiver) to average net assets	(3.57)%	(2.62)%	(2.03)%	(2.67)%	(2.15)%
Ratio of net investment loss (after waiver) to average net assets(4)	(2.67)%	(2.17)%	(1.89)%	(2.01)%	(1.83)%
Portfolio turnover rate	64%	45%	71%	89%	88%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$24.48	$45.90	$27.00	$19.26	$18.50

Income (loss) from investment operations:
Net investment loss(1)	(0.40)	(0.61)	(0.65)	(0.35)	(0.29)
Net realized and unrealized gain (loss) on investment transactions	(1.02)	(19.91)	21.69	8.09	1.05
Total from investment operations	(1.42)	(20.52)	21.04	7.74	0.76
Less distributions from net investment income	—	(0.18)	—	—	—
Less distributions from net realized gains	—	(0.73)	(2.24)	—	—
Paid in capital from redemption fees(2)	0.00 (3)	0.01	0.10	0.00 (3)	—
Net asset value, end of year	$23.06	$24.48	$45.90	$27.00	$19.26

Total return	-5.80%	-45.51%	82.06%	40.19%	4.11%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$10,013	$13,274	$30,536	$13,249	$9,840
Ratio of gross operating expenses (prior to waiver) to average net assets	2.30%	1.80%	1.74%	2.90%	2.90%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.00%	1.80%	1.67%	2.00%	2.00%
Ratio of net investment loss (prior to waiver) to average net assets	(1.97)%	(1.80)%	(1.66)%	(2.60)%	(2.52)%
Ratio of net investment loss (after waiver) to average net assets(4)	(1.67)%	(1.80)%	(1.59)%	(1.70)%	(1.62)%
Portfolio turnover rate	16%	23%	32%	83%	73%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund's gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$22.09	$41.51	$24.65	$17.62	$16.96

Income (loss) from investment operations:
Net investment loss(1)	(0.43)	(0.64)	(0.69)	(0.38)	(0.32)
Net realized and unrealized gain (loss) on investment transactions	(0.91)	(17.99)	19.66	7.41	0.96
Total from investment operations	(1.34)	(18.63)	18.97	7.03	0.64
Less distributions from net investment income	—	(0.07)	—	—	—
Less distributions from net realized gains	—	(0.73)	(2.24)	—	—
Paid in capital from redemption fees(2)	0.00 (3)	0.01	0.13	0.00 (3)	0.02
Net asset value, end of year	$20.75	$22.09	$41.51	$24.65	$17.62

Total return	-6.07%	-45.66%	81.58%	39.90%	3.89%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$12,270	$21,897	$81,297	$7,674	$4,254
Ratio of gross operating expenses (prior to waiver) to average net assets	2.64%	2.11%	1.97%	3.25%	3.25%
Ratio of net operating expenses (after waiver) to average net assets(4)	2.30%	2.01%	1.85%	2.30%	2.30%
Ratio of net investment loss (prior to waiver) to average net assets	(2.32)%	(2.11)%	(1.86)%	(2.93)%	(2.87)%
Ratio of net investment loss (after waiver) to average net assets(4)	(1.98)%	(2.01)%	(1.74)%	(1.98)%	(1.92)%
Portfolio turnover rate	16%	23%	32%	83%	73%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

	Year Ended August 31,		Period Ended
	2023	2022	August 31, 2021(1)
Per Share Data:
Net asset value, beginning of year/period	$9.23	$20.94	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.05)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(0.59)	(11.53)	0.96
Total from investment operations	(0.64)	(11.64)	0.94
Less distributions from net investment income	—	(0.07)	—
Net asset value, end of year/period	$8.59	$9.23	$20.94

Total returns:
Net Asset Value(3)	-6.96%	-55.75%	4.70	%(4)
Market Value(5)	-7.12%	-55.59%	4.55	%(4)

Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$2,835	$3,416	$7,538
Ratio of net operating expenses to average net assets	0.75%	0.75%	0.75	%(6)
Ratio of net investment loss to average net assets	(0.54)%	(0.75)%	(0.75	)%(6)
Portfolio turnover rate(7)	63%	62%	3	%(4)
_______________

(1)	Commencement of investment operations on July 13, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)	Not annualized.
(5)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(6)	Annualized.
(7)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2023

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the "Corporation") was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three "diversified" series, the Jacob Internet Fund (the "Internet Fund"), the Jacob Small Cap Growth Fund (the "Small Cap Growth Fund"), the Jacob Discovery Fund (the "Discovery Fund") and one "non-diversified" series, the Jacob Forward ETF (the "Forward ETF"), each a "Fund", collectively the "Funds", and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of each of the Small Cap Growth Fund, Discovery Fund and Forward ETF is long-term growth of capital.

The Investor Class and Institutional Class shares of the Internet Fund commenced operations on December 14, 1999 and December 31, 2021, respectively. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the "Predecessor Small Cap Growth Fund") on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016.  Effective December 31, 2020, the name of the Jacob Micro Cap Growth Fund was changed to the Jacob Discovery Fund. The Discovery Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the "Predecessor Micro Cap Growth Fund") in a reorganization transaction (the Discovery Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Forward ETF commenced operations on July 13, 2021.

The Internet Fund, Small Cap Growth Fund and Discovery Fund currently offer Investor Class and Institutional Class shares. The Forward ETF currently offers one class of shares.  Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies".

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price ("NOCP")), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Funds values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under valuation procedures approved by the Board.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Computer Programming, Data Processing, Etc.	$8,555,758	$—	$—	$8,555,758
Miscellaneous Amusement & Recreation	5,888,183	—	—	5,888,183
Computer Processing & Data Preparation	5,571,026	—	—	5,571,026
Business Services	4,897,929	—	—	4,897,929
Computer Programming Services	4,113,241	—	—	4,113,241
Personal Services	2,964,506	—	—	2,964,506
Real Estate	2,749,264	—	—	2,749,264
Computer Peripheral Equipment	2,252,717	—	—	2,252,717
Finance Services	2,248,350	—	—	2,248,350
Semiconductors & Related Devices	2,118,816	—	—	2,118,816
Calculating & Accounting Machines
(No Electronic Computers)	1,918,224	—	—	1,918,224
Auto Dealers & Gasoline Stations	1,462,480	—	—	1,462,480
Patent Owners & Lessors	1,389,335	—	—	1,389,335
Computer Communications Equipment	1,379,040	—	—	1,379,040
Communications Equipment	1,003,478	—	—	1,003,478
Schools & Educational Services	290,184	—	—	290,184
Total Common Stocks	48,802,531	—	—	48,802,531
Short Term Investment
Money Market Fund	447,668	—	—	447,668
Total Investments in Securities	$49,250,199	$—	$—	$49,250,199

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$1,067,572	$—	$—	$1,067,572
Miscellaneous Amusement & Recreation	838,393	—	—	838,393
Computer Processing & Data Preparation	791,187	—	—	791,187
Surgical & Medical Instruments & Apparatus	767,050	—	—	767,050
Business Services	596,353	—	—	596,353
Biological Products (No Diagnostic Substances)	525,694	—	—	525,694
Computer Programming, Data Processing, Etc.	423,222	—	—	423,222
Personal Services	404,342	—	—	404,342
Motion Picture & Video Tape Production	308,000	—	—	308,000
Calculating & Accounting Machines
(No Electronic Computers)	275,370	—	—	275,370
Computer Programming Services	250,776	—	—	250,776
Patent Owners & Lessors	200,709	—	—	200,709
Medical Laboratories	172,393	—	—	172,393
Auto Dealers & Gasoline Stations	156,060	—	—	156,060
Real Estate	149,809	—	—	149,809
Semiconductors & Related Devices	127,415	—	—	127,415
Family Clothing Stores	48,658	—	—	48,658
Schools & Educational Services	40,680	—	—	40,680
Industrial Organic Chemicals	35,054	—	—	35,054
Total Common Stocks	7,178,737	—	—	7,178,737
Short Term Investment
Money Market Fund	62,453	—	—	62,453
Collateral for Securities on Loan
Money Market Fund	37,125	—	—	37,125
Total Investments in Securities	$7,278,315	$—	$—	$7,278,315

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The following is a summary of the inputs used to value the Discovery Fund’s investments as of August 31, 2023:

	Level 1	Level 2		Level 3	Total
Common Stocks
Pharmaceutical Preparations	$3,206,012	$—		$—	$3,206,012
Surgical & Medical Instruments & Apparatus	2,736,702	—		—	2,736,702
Computer Processing & Data Preparation	1,607,283	—		—	1,607,283
Motion Picture & Video Tape Production	1,375,297	—		—	1,375,297
Business Services	1,261,966	—		—	1,261,966
Computer Peripheral Equipment	1,160,984	—		—	1,160,984
Help Supply Services	1,085,320	—		—	1,085,320
Miscellaneous Amusement & Recreation	1,045,648	—		—	1,045,648
Calculating & Accounting Machines
(No Electronic Computers)	842,094	—		—	842,094
Computer Communications Equipment	825,548	—		—	825,548
Semiconductors & Related Devices	760,663	—		—	760,663
Patent Owneres & Lessors	661,158	—		—	661,158
Medical Laboratories	630,310	—		—	630,310
Functions Related to Depository Banking	621,724	—		—	621,724
Communications Equipment	617,758	—		—	617,758
Gold and Silver Ores	521,737	—		—	521,737
Personal Services	516,639	—		—	516,639
Mining & Quarrying of
Nonmetallic Minerals (No Fuels)	—	437,941	(a)	—	437,941
Metal Mining	426,227	—		—	426,227
Biological Products (No Diagnostic Substances)	294,703	—		—	294,703
State Commercial Banks	280,000	—		—	280,000
Advertising	259,682	—		—	259,682
Auto Dealers & Gasoline Stations	239,000	—		—	239,000
Real Estate	233,685	—		—	233,685
Industrial Organic Chemicals	194,662	—		—	194,662
Total Common Stocks	21,404,802	437,941		—	21,842,743
Preferred Stocks
Advertising Agencies	—	—		3,169	3,169
Short Term Investment
Money Market Fund	149,868	—		—	149,868
Collateral for Securities on Loan
Money Market Fund	1,416,948	—		—	1,416,948
Total Investments in Securities	$22,971,618	$437,941		$3,169	$23,412,728

(a)	Certain non-U.S. dollar denominated securities use systematic fair valuation.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The following is a reconciliation of Level 3 investments for the fiscal year ending August 31, 2023:

Preferred Stocks
Beginning Balance – September 1, 2022	$44,520
Acquisitions	—
Change in unrealized appreciation (depreciation)	(41,351)
Ending Balance – August 31, 2023	$3,169
Change in unrealized appreciation/deprecation
on investments still held at August 31, 2023	$(41,351)

The Discovery Fund received preferred shares of SRAX, Inc. (the "Company") as part of a corporate action spin off from the parent security, SRAX, Inc. – common stock on September 28, 2021. The corporate action noted that the preferred shares will hold approximately $6.5 million worth of Sequire client stock, the Company’s SasS data platform. During the year ended August 31, 2023, the Adviser determined the fair value of the preferred shares of SRAX, Inc. considering available information including the percentage of cost factor transferred to the preferred shares, underlying value of the positions, and disclosures made by the Company in its financial reporting. The preferred shares of SRAX, Inc. are non-transferable and non-tradable.

The following is a summary of the inputs used to value the Forward ETF’s investments as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$456,651	$—	$—	$456,651
Computer Programming, Data Processing, Etc.	443,671	—	—	443,671
Miscellaneous Amusement & Recreation	310,604	—	—	310,604
Computer Processing & Data Preparation	287,833	—	—	287,833
Business Services	220,852	—	—	220,852
Computer Programming Services	219,523	—	—	219,523
Biological Products (No Diagnostic Substances)	200,961	—	—	200,961
Surgical & Medical Instruments & Apparatus	169,795	—	—	169,795
Real Estate	135,893	—	—	135,893
Finance Services	117,837	—	—	117,837
Medical Laboratories	71,296	—	—	71,296
Personal Services	65,914	—	—	65,914
Auto Dealers & Gasoline Stations	58,667	—	—	58,667
Semiconductors & Related Devices	46,932	—	—	46,932
Industrial Organic Chemicals	15,660	—	—	15,660
Schools & Educational Services	11,119	—	—	11,119
Total Common Stocks	2,833,208	—	—	2,833,208
Short Term Investment
Money Market Fund	4,682	—	—	4,682
Collateral for Securities on Loan
Money Market Fund	14,125	—	—	14,125
Total Investments in Securities	$2,852,015	$—	$—	$2,852,015

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

(b) Income Recognition—Interest and securities lending income are accrued as earned. Dividend income is recorded on the ex-dividend date.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses, other than those which are class specific, are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2023. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2023. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2023, open federal tax years include the tax years ended August 31, 2020 through August 31, 2022.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation generally expects the risk of loss to be remote. Please see Note 10 relative to certain Adviser Obligations specific to Forward ETF.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2023, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

Institutional Class

	Year Ended		Period Ended
	August 31, 2023		August 31, 2022(a)
	Shares	Amount	Shares	Amount
Sales	—	$—	30,666	$223,077
Redemptions	(26,346)	(104,856)	(3,161)	(23,741)
Redemption fees	—	2	—	18
Net increase (decrease)	(26,346)	$(104,854)	27,505	$199,354
Shares Outstanding:
Beginning of year/period	27,505		—
End of year/period	1,159		27,505

(a)	Commencement of investment operations on December 31, 2021.

Investor Class

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	320,146	$1,342,164	1,746,515	$16,136,913
Reinvestments	—	—	435,703	4,330,889
Redemptions	(1,858,328)	(7,986,748)	(5,136,645)	(43,913,209)
Redemption fees	—	5,205	—	28,228
Net decrease	(1,538,182)	$(6,639,379)	(2,954,427)	$(23,417,179)
Shares Outstanding:
Beginning of year	13,048,164		16,002,591
End of year	11,509,982		13,048,164
Total decrease for the Fund		$(6,744,233)		$(23,217,825)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	1,351	$23,543	5,538	$151,774
Reinvestments	—	—	45,139	1,543,754
Redemptions	(38,834)	(649,353)	(51,871)	(1,550,042)
Redemption fees	—	82	—	1,253
Net increase (decrease)	(37,483)	$(625,728)	(1,194)	$146,739
Shares Outstanding:
Beginning of year	292,510		293,704
End of year	255,027		292,510

Investor Class

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	5,242	$85,912	25,282	$900,498
Reinvestments	—	—	34,044	1,126,519
Redemptions	(28,593)	(468,966)	(260,874)	(9,772,940)
Redemption fees	—	58	—	895
Net decrease	(23,351)	$(382,996)	(201,548)	$(7,745,028)
Shares Outstanding:
Beginning of year	209,123		410,671
End of year	185,772		209,123
Total decrease for the Fund		$(1,008,724)		$(7,598,289)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

Transactions in shares of the Discovery Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	36,827	$899,442	200,465	$7,037,153
Reinvestments	—	—	13,389	560,864
Redemptions	(144,976)	(3,441,036)	(336,805)	(11,492,980)
Redemption fees	—	2,074	—	6,724
Net decrease	(108,149)	$(2,539,520)	(122,951)	$(3,888,239)
Shares Outstanding:
Beginning of year	542,313		665,264
End of year	434,164		542,313

Investor Class

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	194,152	$4,270,574	675,946	$23,656,407
Reinvestments	—	—	37,569	1,423,115
Redemptions	(594,120)	(12,628,415)	(1,680,659)	(51,996,670)
Redemption fees	—	2,698	—	17,136
Other transaction	—	—	—	—
Net decrease	(399,968)	$(8,355,143)	(967,144)	$(26,900,012)
Shares Outstanding:
Beginning of year	991,307		1,958,451
End of year	591,339		991,307
Total decrease for the Fund		$(10,894,663)		$(30,788,251)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

Transactions in shares of the Forward ETF were as follows:

	Year Ended		Year Ended
	August 31, 2023		August 31, 2022
	Shares	Amount	Shares	Amount
Sales	20,000	$174,810	70,000	$1,203,095
Redemptions	(60,000)	(496,908)	(60,000)	(997,390)
Transaction fees	—	—	—	43
Net increase (decrease)	(40,000)	$(322,098)	10,000	$205,748
Shares Outstanding:
Beginning of year	370,000		360,000
End of year	330,000		370,000

A 2% redemption fee is assessed on any shares of the Internet, Small Cap Growth and Discovery Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

Shares of the Forward ETF are listed and traded on New York Stock Exchange Arca, Inc. ("NYSE Arca"). Market prices for the shares may be different from its NAV. The Forward ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares. The general blocks of shares issued or redeemed are called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units of a Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Forward ETF offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Forward ETF charges $250 for the standard fixed transaction fee, payable to the Custodian. The fixed transaction fee may be waived on transaction orders if the Forward ETF’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% in the Forward ETF as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Forward ETF for the transaction costs associated with the cash transactions fees. Variable fees received by the Forward ETF, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2023:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund Institutional Class	1
Internet Fund Investor Class	2
Small Cap Growth Fund Institutional Class	2
Small Cap Growth Fund Investor Class	3
Discovery Fund Institutional Class	3
Discovery Fund Investor Class	2
Forward ETF	1

NOTE 4—INVESTMENT TRANSACTIONS

During the fiscal year ended August 31, 2023, purchases and sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$24,097,942	$32,423,220
Small Cap Growth Fund	5,035,353	6,247,917
Discovery Fund	4,336,791	16,007,296
Forward ETF	1,898,394	1,912,057

During the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
Forward ETF	$172,979	$492,318

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the fiscal year ended August 31, 2023.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

NOTE 5—TAX INFORMATION

At August 31, 2023, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Cost of Investments	$53,451,047	$7,427,937	$34,391,574	$4,369,799
Gross unrealized appreciation	11,179,387	1,834,879	5,645,050	399,774
Gross unrealized depreciation	(15,380,235)	(1,984,501)	(16,623,896)	(1,917,558)
Net unrealized depreciation	$(4,200,848)	$(149,622)	$(10,978,846)	$(1,517,784)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Total distributable earnings	$—	$—	$—	$—
Other accumulated losses	$(10,304,487)	$(2,425,477)	$(19,085,985)	$(2,538,463)
Total accumulated losses	$(14,505,335)	$(2,575,099)	$(30,064,831)	$(4,056,247)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and tax adjustments on Passive Foreign Investment Companies ("PFICs"). At August 31, 2023, the Internet Fund had $589,870 in short-term capital loss carryovers and $9,033,689 in long-term capital loss carryovers which are non-expiring, the Small Cap Growth Fund had $753,813 in short-term capital loss carryovers and $1,524,977 in long-term capital loss carryovers which are non-expiring, the Discovery Fund had $5,487,034 in short-term capital loss carryovers and $13,291,609 in long-term capital loss carryovers which are non-expiring, and the Forward ETF had $1,031,114 in short-term capital loss carryovers and $1,498,880 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

As of the fiscal year end August 31, 2023, the Funds’ most recent fiscal year end, no Funds had deferred, on a tax basis, any post-October losses.

For the fiscal year ended August 31, 2023, the Funds’ most recent fiscal year end, the following funds deferred late year losses in the following amounts:

Internet	Small Cap	Discovery	Forward
Fund	Growth Fund	Fund	ETF
$680,928	$146,687	$307,342	$8,469

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The Funds did not pay distributions during the fiscal year ended August 31, 2023. The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Year Ended August 31, 2022
	Ordinary	Long-Term	Distribution	Total
	Income	Capital Gains	in Excess	Distributions
Internet Fund	$—	$4,453,876	$—	$4,453,876
Small Cap Growth Fund	—	2,272,219	478,746	2,750,965
Discovery Fund	721,115	1,440,476	27	2,161,618
Forward ETF	26,831	—	33	26,864

Reclassification Adjustments:  Capital stock and accumulated losses (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses and in-kind gain (loss) for the Forward ETF. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2023, reclassifications were recorded as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Distributable Earnings	$2,347,575	$246,533	$1,545,204	$122,971
Capital Stock	(2,347,575)	(246,533)	(1,545,204)	(122,971)

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the "Advisory Agreements") with Jacob Asset Management of New York LLC (the "Adviser"), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation compensates the Adviser for its management services based on an annual rate of 0.80% of the Small Cap Growth Fund’s average daily net assets up to $250 million and 0.70% of annual average daily net assets over $250 million and 0.75% of the Forward ETF’s average daily net assets. The adviser fee of the Forward ETF is a unitary fee, whereby the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) payments under the Fund’s Rule 12b-1 plan, (ii) brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, (iii) acquired fund fees and expenses, (iv) taxes (including accrued deferred tax liability), (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Corporation or a Fund may be a party and indemnification of the Directors and officers with respect thereto), and (vii) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

Effective June 1, 2021, the Corporation compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 0.90% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.80% of annual average daily net assets over $250 million.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% or 2.65% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets through at least January 5, 2024. The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2023, the Adviser did not waive any fees with respect to the Internet Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Small Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through at least January 5, 2024.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2023, fees of $63,547 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’s average daily net assets through at least January 5, 2024.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2023, fees of $75,376 were waived by the Adviser with respect to the Discovery Fund.  The amounts below are eligible for recoupment by the Adviser, however, the Adviser has not begun recouping as of August 31, 2023.

Following is a schedule of when fees may be recouped:

Internet	Small Cap	Discovery
Fund	Growth Fund	Fund	Expiration
$—	$17,434	$24,199	August 31, 2024
—	65,582	—	August 31, 2025
—	63,547	75,376	August 31, 2026
$—	$146,563	$99,575

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") and an indirect wholly owned subsidiary of U.S. Bancorp, serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the "Internet Fund Plan"), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Investor Class shares of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients ("Shareholder Servicing Fee"). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Investor Class shares of the Internet Fund’s average daily net assets on an annual basis ("Asset Based Sales Charge"). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the "Distributor"), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 5, 2024, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $131,251 in expenses pursuant to the Internet Fund Plan for the fiscal year ended August 31, 2023.

The Corporation, on behalf of the Small Cap Growth Fund and Discovery Fund, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Discovery Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds on an annual basis.  Effective September 1, 2016 through at least January 5, 2024, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds.  The distribution fees are "asset based" sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $8,232 and the Discovery Fund incurred $41,786 in expenses pursuant to the Plan for the fiscal year ended August 31, 2023.

NOTE 8—INDUSTRY CONCENTRATION RISK

Internet and Internet-Related Industries Risk: The Internet Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.

Science and Technology Risk:  The Funds’ investments in science and technology companies expose the Small Cap Growth Fund and Discovery Fund to special risks. For example, rapid advances in science and technology might cause

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 9—SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% (for loans of U.S. securities) or 105% (for loans of foreign securities) of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Funds any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Funds may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Funds, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of August 31, 2023, the following Funds had equity securities on loan which are presented gross on the Statement of Assets and Liabilities:

	Market value	Collateral value
Small Cap Growth Fund	$29,997	$29,997
Discovery Fund	1,295,661	1,295,661
Forward ETF	11,413	11,413

The fees and interest income earned through the securities lending program are reflected in the Statement of Operations. The collateral value pledged from the counterparty as of the end of the reporting period exceed the value of securities out on loan.

NOTE 10—ADVISOR OBLIGATIONS

Under the Advisory Agreement for the Forward ETF, pursuant to a "unified fee" arrangement, the Adviser is responsible for paying the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, as well as independent Board member compensation and expenses; while the Forward ETF bears the cost of the management fee paid to the Adviser, payments under the Forward ETF’s Rule 12b-1 plan under the 1940 Act (as applicable), brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, acquired fund fees and expenses, taxes (including accrued deferred tax liability), interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges),

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2023

litigation expenses (including litigation to which the Corporation or Forward ETF may be a party and indemnification of the Directors and officers with respect thereto), and other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving Forward ETF).

As of August 31, 2023, the Adviser has past-due expenses due to certain service providers of approximately $94,000 under the Forward ETF’s unified fee arrangement, however, the Advisor expects to be able to fulfill those obligations. The Adviser has reviewed and discussed with the Board the cash flow requirements for the Adviser’s past and ongoing operating expenses under the Forward ETF’s unified fee arrangements.

If the Adviser is unable to pay the Forward ETF’s ordinary operating expenses pursuant to this arrangement (i.e., expenses that are past due and future expenses), such non-payment could have a material adverse effect on the operations of Forward ETF. As a result, the Board may determine that it is in the best interest of the Forward ETF’s shareholders to appoint a new investment adviser, seek to adopt a voluntary plan of liquidation, and/or take any other action that the Board deems to be in the best interest of the shareholders.

NOTE 11—SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events after August 31, 2023 and determined that there were no subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Jacob Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jacob Internet Fund, Jacob Small Cap Growth Fund, Jacob Discovery Fund, and Jacob Forward ETF (the "Funds"), each a series of Jacob Funds Inc., as of August 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended August 31, 2022, and prior, were audited by other auditors whose report dated October 27, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
October 30, 2023

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2023 for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds (except Forward ETF) assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees, with the exception of Forward ETF, which does not currently charge 12b-1 fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2023–8/31/2023) for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds (except Forward ETF) charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$1,002.30	$10.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.42	$10.87
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.14% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Internet Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$1,002.30	$12.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.91	$12.38
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.44% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$ 963.70	$14.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.94	$14.34
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.83% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$ 962.30	$15.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.68	$15.60
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 3.08% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Discovery Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$ 931.00	$ 9.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$10.16
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.00% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Discovery Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual	$1,000.00	$ 929.70	$11.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.61	$11.67
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.30% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Forward ETF

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/23	Value 8/31/23	3/1/23 – 8/31/23*
Actual*	$1,000.00	$ 996.50	$3.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82
_______________
*	Actual expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Form N-PORT is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Service Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2023:

Internet Fund	$0.00
Small Cap Growth Fund	$0.00
Discovery Fund	$0.00
Forward ETF	$0.00

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director

Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
c/o Jacob Asset Management		1999	Industries, Inc., since 2012;
727 2nd St. #106			Accounting and Financial
Hermosa Beach, CA 90254			Consultant, 2010-2012.
Age: 54

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
c/o Jacob Asset Management		1999	Property Management, since
727 2nd St. #106			2008.
Hermosa Beach, CA 90254
Age: 54

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
c/o Jacob Asset Management		1999	Conservation Corps, since
727 2nd St. #106			September 2011.
Hermosa Beach, CA 90254
Age: 52

Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
c/o Jacob Asset Management	President,	1999	Officer of the Adviser since 1999.
727 2nd St. #106	Chairman of
Hermosa Beach, CA 90254	the Board
Age: 54	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years
Officers:

Alenoush Terzian	Vice	Since	Director of Operations for the Adviser since May 2021; Vice President, U.S. Bank Global Fund Services, December 2010 – May 2021.
c/o Jacob Asset Management	President,	2021
727 2nd St. #106	Secretary,
Hermosa Beach, CA 90254	Chief
Age: 40	Compliance
	Officer,	Since
	Anti-Money	2022
Laundering
Compliance
Officer and
Treasurer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an "interested person" of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

(This Page Intentionally Left Blank.)

Annual Report
August 31, 2023

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB DISCOVERY FUND
JACOB FORWARD ETF

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund , the Jacob Discovery Fund and the Jacob Forward ETF and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William B. Fell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen & Company, Ltd.	BBD, LLP
	FYE 8/31/2023	FYE 8/31/2022
( a ) Audit Fees	$52,000	$52,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$10,000	$10,000
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. and BBD, LLP, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen & Company, Ltd.	BBD, LLP
	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

	Cohen & Company, Ltd.	BBD, LLP
Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: William B. Fell, Christopher V. Hajinian and Jeffrey I. Schwarzschild.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)                 /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date    November 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                 /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date   November 3, 2023

By (Signature and Title)                 /s/ Alenoush Terzian
Alenoush Terzian, Treasurer/Principal Financial Officer

Date    November 6, 2023

* Print the name and title of each signing officer under his or her signature.